UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2024

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street	Mt. Pleasant	Michigan	48858-1649
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant's Certifying Accountant.
(a)    On March 4, 2024, Rehmann Robson LLC ("Rehmann") informed Isabella Bank Corporation (the "Corporation") that Rehmann is declining to stand for re-appointment as the Corporation's independent registered public accounting firm after completion of the audit of the fiscal year ending December 31, 2024 as a result of Rehmann's decision to exit the integrated audit portion of its Securities and Exchange Commission assurance practice. There is no dispute between the Corporation and Rehmann, and Rehmann will continue to serve as the Corporation’s independent registered public accounting firm with respect to the audit of the fiscal year ended December 31, 2024.
The reports of Rehmann on the consolidated financial statements of the Corporation as of and for the fiscal years ended December 31, 2023 and 2022 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2023 and 2022, and in the interim period from January 1, 2024 through March 4, 2024, (i) there were no disagreements between the Corporation and Rehmann on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Rehmann, would have caused Rehmann to make reference to such disagreements in its report on the consolidated financial statements for such years; and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
The Corporation has provided Rehmann with a copy of the disclosures made in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. A copy of Rehmann's letter dated March 8, 2024, stating that Rehmann agrees with the statements made herein, is attached as Exhibit 16.1 hereto.
The Corporation will disclose its engagement of a new independent registered public accounting firm once the evaluation process has been completed and as required by, and in accordance with, the Securities and Exchange Commission’s rules and regulations.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description

16.1	Letter from Rehmann Robson LLC to the Securities and Exchange Commission dated March 8, 2024
104	Cover page interactive data file - the cover page XBRL tags are embedded within the inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	March 8, 2024	By:	/s/ Jerome E. Schwind
Jerome E. Schwind, President & CEO

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Rehmann Robson LLC to the Securities and Exchange Commission dated March 8, 2024
104	Cover page interactive data file - the cover page XBRL tags are embedded within the inline XBRL document